Exhibit 10.2
Amendment No. 1
to the Contract between
EchoStar XXIV L.L.C. and Space Systems/Loral, LLC
for the Jupiter 3 Satellite Program

This Amendment No. 1 (“Amendment No. 1”) to the Contract between Echostar XXIV L.L.C. (hereinafter referred as “EchoStar” or the “Purchaser”) and Space Systems/Loral, LLC (hereinafter referred as “SSL” or the “Contractor”), dated April 19, 2017, (referred to hereinafter as the “Contract”) is made as of October 1, 2018 (“Amendment No. 1 Effective Date”) by and between EchoStar and SSL (collectively, the “Parties”). Capitalized terms used but not defined in this Amendment No. 1 have the meaning given to them in the Contract.

WHEREAS, the Parties agree to make changes to certain technical specifications of the Satellite and other corresponding and/or conforming changes to the Contract; and

WHEREAS, the Parties wish to incorporate these changes into the Contract by executing this Amendment No. 1 to the Contract.

NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements contained in this Amendment No. 1, the Parties agree to amend the Contract as follows:

1.“Exhibit B, Satellite Performance Specification, dated April 19, 2017” is hereby deleted in its entirety and replaced with “Exhibit B, Satellite Performance Specification, dated October 1, 2018”, attached to this Amendment No. 1 and incorporated herein by reference in its entirety.

2.“Exhibit E, Payment Plan, dated April 19, 2017” is hereby deleted in its entirety and replaced with “Exhibit E, Payment Plan, dated October 1, 2018”, attached to this Amendment No. 1 and incorporated herein by reference in its entirety.

3.In Article 2.1(ii), the reference to “Exhibit B, Satellite Performance Specification, dated April 19, 2017” is hereby deleted and replaced with the following: “Exhibit B, Satellite Performance Specification, dated October 1, 2018”.

4.In Article 2.1(v), the reference to “Exhibit E, Payment Plan, dated April 19, 2017” is hereby deleted and replaced with the following: “Exhibit E, Payment Plan, dated October 1, 2018”.

5.In Article 3.1, the reference to *** in Item 1 of the table is hereby deleted and replaced with the following: *** and, in the note under the table denoted by an asterisk, the reference to *** is hereby deleted and replaced with the following: ***.

6.In Article 4, the reference to *** is hereby deleted and replaced with the following: ***.

7.In Articles 14.1 and 15.3, the references to *** are hereby deleted and replaced with the following: ***.

8.In Article 17.1, the reference to *** is hereby deleted and replaced with the following: ***.

9.Article 17.2.1 is hereby deleted in its entirety and replaced with the following:
***
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

EchoStar and SSL Proprietary

10.In Article 17.2.2, the reference to *** is hereby deleted and replaced with the following: ***.

11.In Article 27.1.2, the reference to *** is hereby deleted and replaced with the following: ***.

12.In Article 27.2, the references to *** is hereby deleted and replaced with the following: ***.

13.Except as expressly amended by this Amendment No. 1, all terms, conditions, obligations and covenants of the Contract shall remain and continue in full force and effect, without any change whatsoever, and Contractor and Purchaser hereby ratify and confirm the Contract, as amended. In the event of a conflict between this Amendment No. 1 and the Contract, this Amendment No. 1 shall prevail. This Amendment No. 1 will be binding upon, and inure to the benefits of, the heirs, personal representatives, successors and assigns of the Parties.

14.Counterparts. This Amendment No. 1 may be executed in one (1) or more counterparts, each of which, when executed, shall be deemed an original and all of which taken together will constitute one (1) and the same instrument. Execution of this Amendment No. 1 by facsimile shall be effective to create a binding agreement.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 by their duly authorized representatives as of the Amendment No. 1 Effective Date.

Space Systems/Loral, LLC

By:    /s/ Mladen Brkic
    Name: Mladen Brkic
    Title: Vice President and Chief Financial Officer

EchoStar XXIV L.L.C.

By:    /s/ Dean Manson
    Name: Dean Manson
    Title: Executive Vice President, General Counsel
         and Secretary
Signature Page
EchoStar and SSL Proprietary